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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 13, 2002
                                                  ---------------

                              MASSEY ENERGY COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                   1-7775                  95-0740960
(State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
    of  Incorporation)                                   Identification Number)


   4 North 4th Street, Richmond, Virginia                       23219
  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (804) 788-1800

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Item 5.  Other Events.  Massey Energy Company reports the adjustment of its second quarter earnings described in the attached press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99    Press Release


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MASSEY ENERGY COMPANY

August 13, 2002

                              By:
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                              Name:  R. Eberley Davis
                              Title: Vice President, Secretary & General Counsel